                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

--------------------------------------------------------------------------------
               Lincoln National Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                           THE LINCOLN NATIONAL LIFE
                               INSURANCE COMPANY
                                 P. O. BOX 1110
                           1300 SOUTH CLINTON STREET
                         FORT WAYNE, INDIANA 46801-1110

                                                                   [insert date]

Dear Contract Owner:

    The purpose of this letter is to advise you that you are entitled to provide The Lincoln National Life Insurance Company ("we" or "us") with instructions on how to vote shares of the Lincoln National Growth and Income Fund, Inc. (the "Fund") that we hold under your contract. We hold shares of the Fund in one or more of our segregated investment accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, we refer to both owners and participants entitled to provide instructions as Contract Owners). The Fund is seeking approval for certain actions it wishes to take at its Annual Meeting, and as a Contract Owner, you can instruct us on how to vote shares of the Fund attributable to you under your contract or policy.

    The Annual Meeting of the Stockholder of the Fund will be held at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on
October 27, 2000 at 9:00 a.m. local time. The attached "Statement Regarding the Annual Meeting of the Stockholder of Lincoln National Growth and Income
Fund, Inc.", (the "Statement") describes in detail the proposed actions for this Annual Meeting.

    Each Contract Owner who had purchase payments under a Contract allocated to the Fund on August 31, 2000, is receiving by mail a Statement. Each person entitled to receive this Statement is invited to attend the meeting in person and give instructions instead of submitting an instruction card.

    As you will see from the Statement, there are several issues for which we need your instructions. For that reason, if you do not expect to attend the meeting, I urge you to fill in, sign, date, and return the enclosed instruction card. Please use the self-addressed, postage-paid envelope provided. The number of shares of the Fund attributable to you will be voted in accordance with the directions you give on the instruction card provided. If you have any questions, you may call the toll-free number listed on your proxy card. For your convenience, you may also vote by telephone by calling [insert phone number] or electronically through the Internet at [insert web site address].

THE LINCOLN NATIONAL LIFE
INSURANCE COMPANY

Kelly D. Clevenger
VICE PRESIDENT

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 P. O. BOX 1110
                           1300 SOUTH CLINTON STREET
                         FORT WAYNE, INDIANA 46801-1110

          STATEMENT REGARDING THE ANNUAL MEETING OF THE STOCKHOLDER OF
                 LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.
                                 [insert date]

    This statement is submitted in connection with the solicitation by The Lincoln National Life Insurance Company ("Lincoln Life") of instructions for voting at the Annual Meeting of the Stockholder of Lincoln National Growth and Income Fund, Inc. (the "Fund"). This Proxy Statement and the accompanying instruction card will be mailed to Contract Owners on or about September 8, 2000.

    Lincoln Life is soliciting these instructions from owners of, or participants in, individual or group variable annuity contracts and owners of individual variable life insurance policies. (For convenience, we refer to both owners and participants entitled to provide instructions as Contract Owners.) Contract Owners holding or participating in the following contracts or policies are entitled to provide instructions with respect to the Fund shares attributable to each Contract Owner:

    - individual variable annuity contracts funded through Lincoln National Variable Annuity Account C ("Account C");

    - individual flexible premium variable life insurance policies funded through Lincoln Life Flexible Premium Variable Life Account D ("Account D");

    - individual flexible premium variable life insurance policies funded through Lincoln Life Flexible Premium Life Account G ("Account G");

    - individual flexible premium variable life insurance policies funded through Lincoln Life Flexible Premium Variable Life Account K ("Account K");

    - group variable annuity contracts funded through Lincoln Life Variable Annuity Account Q ("Account Q");

    - group variable annuity contracts funded through The Lincoln National Life Insurance Company Separate Account No. 53 ("Account 53").

    (For convenience, we refer to all of these accounts collectively as the Accounts.)

    The Annual Meeting of the Stockholder of this Fund will be held at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana, on

October 27, 2000 at 9:00 a.m. local time. The purpose of the Annual Meeting is to consider and act on the following proposals:

    - To elect the Board of Directors of the Fund.

    - To approve or reject the investment sub-advisory agreement between Lincoln Investment Management, Inc. ("LIM") and Goldman Sachs Asset Management ("GSAM"), a division of Goldman, Sachs & Co. pursuant to which GSAM has replaced Vantage Global Advisors, Inc. ("Vantage") as sub-adviser to the Fund.

    - To approve or reject a change in the fundamental investment policy of the Fund.

    - To approve or reject the engagement of Ernst & Young, LLP as the independent auditors of the Fund.

    - To transact any other business which may properly come before the Annual Meeting.

    In addition to the solicitation of instruction cards by mail, officers and employees of the Fund, without additional compensation, may solicit instruction cards in person, by telephone, and electronically, including through the internet. The cost associated with such solicitation and the Annual Meeting will be borne by the Fund.

    Adoption of each Proposal in this statement requires the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities.

    If you would like a copy of the Fund's 1999 Annual Report and the June 30, 2000 Semi-Annual Report, call us at 1-800-4LINCOLN, or write to us at P. O. Box 2340 Fort Wayne, Indiana 46801 and we will mail you one free of charge.

    The principal office address of the Fund is 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Investment Adviser is LIM, located at 200 East Berry Street, Fort Wayne, Indiana 46802. The Administrator (Accounting/Financial Reporting) is Delaware Management Holdings, Inc., located at 2005 Market Street, Philadelphia, Pennsylvania 19103.

                   SECURITIES OWNERSHIP AND VOTING PROCEDURES

    At the Annual Meeting of the Stockholder, Lincoln Life will vote the Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of August 31, 2000, were invested in the Fund by the Accounts.

    For all Accounts except Accounts D, G and K, the number of votes which a Contract Owner may cast when instructing Lincoln Life how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized.

    The number of votes which an Account D, G or K Contract Owner may cast when instructing Lincoln Life how to vote is determined as one vote for each $100 of cash value.

    Fund shares held for the Accounts as to which no timely instructions are received will be voted by Lincoln Life in proportion to the voting instructions which are received with respect to that Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the proposals considered at the meeting. Instructions may also be given to Lincoln Life by personal attendance at the meeting. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the number of votes eligible to be cast by Accounts C, D, G, K, Q and 53.

    A Contract Owner may revoke his instructions by filing with the Secretary of the Fund, prior to the meeting, either a duly executed instrument of revocation or a duly executed instruction form dated after the original instructions. In addition, an instruction form may be revoked by personal attendance at the meeting and changing the instructions given to Lincoln Life.

    AS OF AUGUST 31, 2000, THE FUND HAD OUTSTANDING THE FOLLOWING NUMBER OF SHARES ENTITLING THE APPLICABLE ACCOUNT C, D, G, K, Q AND 53 CONTRACT OWNERS TO INSTRUCT LINCOLN LIFE ON THE MANNER IN WHICH TO VOTE THOSE SHARES AT THE FUND'S
MEETING:

                                                                        TOTAL NUMBER OF
                          TOTAL NUMBER OF        TOTAL NUMBER OF     SHARES ENTITLED TO BE
                       SHARES ENTITLED TO BE  SHARES ENTITLED TO BE    VOTED BY LINCOLN
                         VOTED BY LINCOLN       VOTED BY LINCOLN           LIFE FOR
   TOTAL NUMBER OF       LIFE FOR ACCOUNTS      LIFE FOR ACCOUNTS       (UNREGISTERED)
 SHARES OUTSTANDING           C AND Q              D, G AND K             ACCOUNT 53
---------------------  ---------------------  ---------------------  ---------------------
    [enter total]        [enter total]          [enter total]          [enter total]

    Lincoln Life is the stockholder of the Fund. No other person beneficially owns more than 5% of the Fund's outstanding shares, and no director or executive officer of the Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.

                            MATTERS TO BE ACTED UPON
                     PROPOSAL NO. 1: ELECTION OF DIRECTORS

    The Bylaws of the Fund provide that the Board of Directors of the Fund shall be elected annually unless the Board dispenses with the Annual Meeting. If the latter occurs, then the Directors continue in office until the next Annual or Special Meeting is held, at which time an election of Directors is held. The Board shall consist of no fewer than three (3) nor more than ten (10) persons, and currently a five-member Board is authorized. Presently, five (5) persons are serving as Directors of the Fund.

    All five (5) persons now serving as Directors of the Fund are also nominees for election as Directors of the Fund. If elected, each nominee has agreed to serve. Since the Fund typically dispenses with annual meetings, Directors, once elected, remain in office unless they resign, are removed, or fail to win reelection at any subsequently scheduled meetings. THE BOARD RECOMMENDS THAT CONTRACT OWNERS INSTRUCT LINCOLN LIFE TO VOTE FOR THE ELECTION OF THE FIVE (5) NOMINEES LISTED BELOW:

                                                               YEAR FIRST BECAME
NAME, POSITION(S) WITH FUNDS, PRINCIPAL OCCUPATION    AGE        FUND DIRECTOR
--------------------------------------------------  --------   -----------------
*Kelly D. Clevenger                                    48            1994
Chairman, President and Director
    Vice President, The Lincoln National Life
    Insurance Company, Fort Wayne, Indiana (Life
    Insurer)
John B. Borsch, Jr.                                    67            1981
Director
    Retired; formerly Associate Vice President,
    Investments, Northwestern University,
    Evanston, Illinois (Educational Institution)
Nancy L. Frisby, CPA                                   58            1992
Director
    Vice President and Chief Financial Officer
    DeSoto Memorial Hospital, Arcadia, Florida
*Barbara S. Kowalczyk                                  49            1993
Director
    Senior Vice President and Director, Corporate
    Planning and Development, Lincoln National
    Corporation, Philadelphia, Pennsylvania
    (Insurance Holding Company) Director, Lincoln
    Life & Annuity Company of New York, Director,
    Lincoln National (U.K.) PLC (Financial
    Services Company)

                                                               YEAR FIRST BECAME
NAME, POSITION(S) WITH FUNDS, PRINCIPAL OCCUPATION    AGE        FUND DIRECTOR
--------------------------------------------------  --------   -----------------
Kenneth G. Stella                                      56            1998
Director
    President, Indiana Hospital and Health
    Association, Indianapolis, Indiana (Hospital)

------------------------

* Kelly D. Clevenger, currently Chairman and President of the Fund, is an "interested person" of the Fund as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") by reason of his being Chairman and President of the Fund and an officer of The Lincoln National Life Insurance Company. Barbara S. Kowalczyk, Director of the Fund, is an "interested person" by reason of her being a Senior Vice President of Lincoln National Corporation.

    The following information may assist you in your decision:

    KELLY D. CLEVENGER. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of The Lincoln National Life Insurance Company and in 1994 became President of the Fund and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

    JOHN B. BORSCH, JR. Mr. Borsch has been a Director of the Fund since December 14, 1991. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as its Director of Investments. Mr. Borsch holds both a Bachelor of Science Degree in Investment Management and an MBA in Finance from Northwestern University. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc.; the Association of Investment Management Research; and the Institute of Chartered Financial Analysts.

    NANCY L. FRISBY. Since August 1999, Ms. Frisby has served as Vice President and Chief Financial Officer of the Desoto Memorial Hospital, Arcadia, Florida. From May of 1998 to July of 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a

Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

    BARBARA S. KOWALCZYK. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management, Inc. in 1977 as an Investment Analyst, and served in that organization until 1994, ultimately as Senior Vice President. Ms. Kowalczyk is currently a Senior Vice President of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions, strategic communications and branding for Lincoln National Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.

    KENNETH G. STELLA. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all Board of Director's policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust of Kokomo.

    Ms. Kowalczyk, Ms. Frisby and Messrs. Borsch, Clevenger and Stella are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission under the 1940 Act and is a separate account of Lincoln Life. They each also serve as Directors for each of the other ten (10) Funds in the Lincoln National Fund complex.

    As interested persons who serve as Directors of the Fund and are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively, Mr. Clevenger and Ms. Kowalczyk receive no additional remuneration for their services to the Fund. The Fund pays the compensation and expenses of Directors who are not "interested persons" of the Fund.

CASH REMUNERATION--DIRECTORS' FEES FROM THE FUND

                      COMPENSATION OF OUTSIDE DIRECTORS(1)
                               (FISCAL YEAR 1999)

                                                          TOTAL
                        AGGREGATE COMPENSATION(2)    COMPENSATION(3)
NAME OF PERSON                FROM THE FUND         FROM FUND COMPLEX
--------------          -------------------------   -----------------
Mr. Borsch                        1,400                   15,400
Ms. Frisby                        1,400                   15,400
Mr. Stella                        1,400                   15,400

------------------------

1 Mr. Clevenger and Ms. Kowalczyk, inside directors, receive no compensation from the Fund.

2 The Fund paid outside directors $350 per meeting. During 1999 the Fund held four meetings.

3 Each of the 11 Funds in the complex paid outside directors $350 per meeting. During 1999, each Fund except Lincoln National Aggressive Growth Fund, Inc., held four meetings. Lincoln National Aggressive Growth Fund, Inc. held five meetings in 1999.

    The Fund has an Audit Committee that recommends to the Board of Directors the hiring of the Fund's independent auditor and reviews the independent auditor's reports. During 1999 the Audit Committee, composed of Ms. Frisby and Messrs. Borsch and Stella, met once. None of the members of the Audit Committee is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("disinterested Directors"). The Fund has no nominating or compensation committees.

                                 PROPOSAL NO. 2
   TO APPROVE OR REJECT THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN LINCOLN INVESTMENT MANAGEMENT, INC. ("LIM") AND GOLDMAN SACHS ASSET MANAGEMENT ("GSAM"), A DIVISION OF GOLDMAN, SACHS & CO., PURSUANT TO WHICH GSAM HAS REPLACED VANTAGE
         GLOBAL ADVISORS, INC. ("VANTAGE") AS SUB-ADVISER TO THE FUND.

    At its August 14, 2000 Board Meeting, the Board, including a majority of the Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("disinterested Directors") unanimously ratified, and voted to recommend that the stockholder of the Fund approve, the sub-advisory agreement dated July 1, 2000, between GSAM, the new sub-adviser for the Fund, and the Fund's Investment Adviser, LIM (the "Agreement"). The Board previously approved the Agreement at a June 23, 2000 special meeting. A copy of the Agreement is attached hereto as Exhibit A.

REASONS FOR PROPOSAL

    From 1985 through June 30, 2000, Vantage served as the Fund's sub-adviser pursuant to a sub-advisory agreement with LIM ("Vantage Agreement"). Following a review of Vantage's investment philosophy, performance, personnel and processes, LIM, the Fund's investment adviser, and Fund management recommended that the Board replace Vantage with another sub-adviser at a special meeting of the Board held on June 23, 2000.

    In making this recommendation, LIM and Fund management considered, among other things, recent personnel changes at Vantage, including the loss of its Chief Investment Officer who was also a portfolio manager of the Fund, as well as the loss of another portfolio manager. Given the asset size of the Fund (over $4 billion as of March 31, 2000), these personnel changes raised questions about the continuing ability of Vantage to manage the Fund's level of assets. LIM and Fund management also considered Vantage's performance, which had lagged both its benchmark (the S&P 500 Index) and its peer group (Morningstar's large blend category) for the one-, three-, five- and ten-year periods ended March 31, 2000. Morningstar's large blend category includes almost 1,300 large-cap "blend" investment options (funds that exhibit a combination of growth and value characteristics) for variable insurance products.

    LIM, in consultation with Fund management, created a list of potential replacements for Vantage based on the same criteria cited above. Among those considered was GSAM. Among other things, LIM, in consultation with Fund management, determined that, all factors considered, GSAM could provide a more consistent investment performance than Vantage with an increased depth of personnel, while exposing the Fund to only slightly more investment risk.

    Fund management and LIM decided to approach GSAM to act as sub-adviser, in lieu of Vantage. Fund management and LIM requested that the Board terminate Vantage as sub-adviser effective on the close of business on June 30, 2000 and replace Vantage with GSAM effective July 1, 2000, pursuant to the Agreement and subject to Fund stockholder approval of the Agreement. The Board (including a majority of the disinterested Directors approved the Agreement between GSAM and LIM on behalf of the Fund, and terminated the Vantage Agreement. Accordingly, GSAM has been serving as the Fund's sub-adviser since July 1, 2000. Federal law provides a 150-day grace period for obtaining Fund stockholder approval of the Agreement. The grace period began on July 1, 2000.

GSAM

    Similar to Vantage, GSAM manages the Fund using a quantitative investment approach. Following is a brief description of GSAM's investment process:

    GSAM utilizes a "Computer-Optimized, Research-Enhanced" ("CORE") investment strategy in connection with its management of the Fund. Under the CORE strategy, the portfolio manager begins with a broad universe of U.S. equity securities and then uses a proprietary multi-factor model ("Multifactor Model") to assign each equity security an expected return. The Multi-Factor Model is a rigorous computerized modeling system for forecasting the returns of individual equity securities according to fundamental investment characteristics. The Multi-Factor Model contains variables that measure characteristics such as value, growth, momentum, and risk (including, but not limited to: book/price ratio, price momentum and estimate revisions). In addition, unlike many quantitative models, the Multifactor Model incorporates the stock recommendations of Wall Street analysts, including those of Goldman Sachs & Co., of which GSAM is a business unit, as factors in its process.

    The weightings assigned to the factors in the Multifactor Model are derived from a statistical formulation that considers each factor's historical performance as well as the volatility of its performance. Because the Multifactor Model includes many disparate factors, GSAM believes that the Multifactor Model is broader in scope than most conventional quantitative models.

    Because a new manager frequently seeks to "reposition" the portfolio based on its own investment style, it is not unusual to have a significant amount of portfolio turnover for a fund when the new manager replaces the current one. GSAM estimates that in its first year as sub-adviser it would replace about 35% of the securities held by the Fund. This restructuring may negatively impact performance of the Fund by approximately 0.4% due to the commissions paid on the transactions as well as the difference in the ask and bid prices of the individual securities sold and bought. The 0.4% is an estimate only, and is a one-time cost associated with the management change.

    There are no other registered funds with substantially similar investment objectives as the Lincoln National Growth and Income Fund for which GSAM acts as sub-advisor. However, GSAM does manage a non-registered fund and other portfolios with substantially similar investment objectives.

    Goldman Sachs & Co. ("GS & Co.") located at 85 Broad Street, New York, New York 10004, was founded in 1869 and is the principal United States broker-dealer subsidiary of the Goldman Sachs Group, Inc. In 1981, GS & Co. became a registered investment adviser under the Investment Advisers Act of 1940. On September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of GS & Co. IMD includes two major businesses: (1) the Asset Management Group, which has been providing discretionary investment advisory services since 1989 to institutional investors; and (2) the Wealth Management Group. As of March 31, 2000, the Investment Management Division of
GS & Co., which includes GSAM as a business unit, has total assets under management, administration and/or distribution of $267.8 billion. The following is a list of GS & Co. Officers and Directors.

GOLDMAN, SACHS & CO.              OFFICERS/DIRECTORS
----------------------------------------------------------------------
Henry M. Paulson, Jr.             Chairman and Director
Robert J. Hurst                   Director
John A. Thain                     Director
John L. Thornton                  Director
Sir John Browne                   Director
John H. Bryan                     Director
James A. Johnson                  Director
Dr. Ruth J. Simmons               Director
John L. Weinberg                  Director
David B. Ford                     Managing Director
John P. McNulty                   Managing Director

THE AGREEMENT

    Subject to the supervision, direction and control of the Board of Directors and LIM, GSAM is responsible under the Agreement for continuously furnishing an investment program for the Fund in accordance with the Fund's investment objectives, policies and restrictions, and applicable law. The Agreement provides that GSAM will make investment decisions on behalf of the Fund and places all orders for the purchase or sale of portfolio securities. The Agreement allows GSAM to place orders for the purchase and sale of portfolio investments through brokers, dealers and futures commission merchants of its choosing, and to consider brokerage and research services in determining and paying commissions to such entities, to the extent permitted by applicable law and the policies that the Board or LIM may adopt.

    Under the Agreement, LIM pays GSAM, as compensation for services rendered, a monthly fee computed and paid at the annual rate of 0.15% of 1% of the average daily net assets of the Fund for the first three months that

GSAM serves as a sub-adviser to the Fund and 0.1333 of 1% of the average daily net assets of the Fund thereafter.

    If this Proposal 2 is approved, the Agreement will continue in effect until July 1, 2002, and thereafter, from year to year so long as either the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, or the Board, including a majority of disinterested Directors, approve such continuance annually. The Agreement will terminate automatically in the event of its assignment or in the event LIM's investment advisory contract with the Fund terminates for any reason. The Agreement may be terminated without penalty by vote of a majority of the Board of Directors or by the vote of a majority of the outstanding shares of the Fund on not more than 60 days' written notice. GSAM or LIM may terminate the Agreement at any time by not less than 90 days' written notice. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GSAM, or reckless disregard of its obligations and duties under the Agreement, GSAM shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder.

    The foregoing is a brief description of the Agreement and it is qualified in its entirety by reference to the full text of the Agreement, a copy of which appears as Exhibit A hereto.

COMPARISON OF THE AGREEMENT AND THE VANTAGE AGREEMENT

    The services provided by GSAM under the Agreement are in many respects similar to those provided by Vantage under the Vantage Agreement. However, LIM will assume increased responsibility for Contract Owner support, a service that LIM had formerly delegated to Vantage pursuant to the Vantage Agreement. In addition, unlike the Vantage Agreement, the Agreement with GSAM requires LIM to inform GSAM of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that the Fund may otherwise make and to inform GSAM of any changes in such restrictions. The Agreement also requires LIM to supply GSAM with certain information so that GSAM can manage the Fund's assets in compliance with Section 817(h) of the Internal Revenue Code, Treasury Regulation Section 1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications or successor provisions to such sections or regulations.

    Under the Agreement, LIM will pay GSAM a sub-advisory fee at a rate (currently 0.15% of 1%) that is lower than that paid to Vantage under the Vantage Agreement (0.20% of 1%) in 1999. The lower fee rate paid to GSAM reflects the allocation of responsibilities between LIM and GSAM under the Agreement, including the additional responsibilities that LIM has undertaken on behalf of the Fund and the additional effort that LIM expects to expend to monitor and coordinate with an unaffiliated sub-adviser. During 1999, LIM paid $8,919,278 for the services Vantage provided. If the Agreement had been in place during 1999, LIM would have paid GSAM a total of $6,122,458, which represents a reduction in sub-advisory fees of 31%. LIM pays all sub-advisory fees out of the investment management fee that it receives from the Fund. However, LIM's investment management fee will not change as a result of the appointment of GSAM as sub-adviser. THUS, APPROVAL OF THIS PROPOSAL 2 WILL NOT RESULT IN A CHANGE IN THE INVESTMENT MANAGEMENT FEES PAID BY THE FUND AND WILL NOT INCREASE FEES PAID BY THE CONTRACT OWNERS.

    The Vantage Agreement provides for termination upon 30 days' written notice, while the Agreement provides for termination upon not more than 60 days' written notice (in the case of the Fund) and at least 90 days' written notice (in the case of GSAM and LIM). Unlike the Agreement, the Vantage Agreement does not include provisions expressly setting forth a standard of liability.

BOARD CONSIDERATIONS

    In unanimously approving the Agreement and recommending its approval by the Fund stockholder, the Board considered the recommendation of LIM and Fund management, including the various factors upon which the recommendation was based, as discussed above. The Board also considered GSAM's capabilities and substantial experience in managing equity and fixed income investments, its investment philosophy and process, the changes GSAM expected to make to the Fund's portfolio, the terms of the Agreement, GSAM's best execution practices, its compliance program, and the fees to be paid to GSAM. In addition, the Board considered the fact that LIM in consultation with Fund management, had compared GSAM to a peer group of other large cap core products listed on an industry database of investment managers compiled by Mobius Group, using the composite performance of portfolios managed by GSAM in a style similar to the Fund. GSAM outperformed its peer group median over the last one-year, five-year and ten-year periods ending March 2000 and performed in line with its benchmark index.

APPROVAL OF AGREEMENT

    If the Agreement is not approved, the Agreement will terminate at the end of the 150 day grace period for obtaining Fund stockholder approval, and the Board will consider such further action as may be in the best interest of the Fund.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS GIVE INSTRUCTIONS TO APPROVE THE AGREEMENT BETWEEN LIM AND GSAM PURSUANT TO WHICH GSAM HAS REPLACED VANTAGE AS SUB-ADVISER TO THE FUND.

                                 PROPOSAL NO. 3
   TO APPROVE A CHANGE IN THE FUNDAMENTAL INVESTMENT RESTRICTIONS RELATING TO
            INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES.

    Upon approval of this Proposal, the fundamental restriction of the Fund relating to investments in securities of other investment companies which states that the Fund may not

        PURCHASE SECURITIES OF INVESTMENT COMPANIES EXCEPT IN CONNECTION WITH AN ACQUISITION, MERGER, CONSOLIDATION OR REORGANIZATION

would be eliminated. The Fund would instead be subject to the following proposed non-fundamental restriction:

The Fund may not:

        INVEST IN SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AS AMENDED FROM TIME TO TIME.

    The Fund's current fundamental policy concerning the Fund's investment in the securities of other investment companies is more restrictive than the applicable restrictions under the 1940 Act which as a general matter imposes limitations on a fund's ownership of any particular investment company as well as a limitation on the ownership of all investment companies as a percentage of fund assets. If this proposal is approved, the Fund would be able to invest in other open-end investment companies, exchange traded investment companies such as Standard & Poor's Depository Receipts ("SPDRs") and unit investment trusts to the extent allowed by the 1940 Act and the Fund's Investment polices. Thus, no more than 10% of the fund's total assets may be invested in investment companies, including SPDRs. Investment in these entities may involve duplication of certain fees and expenses, but the Board believes that the enhanced flexibility could provide attractive investment opportunities and may assist the Fund in meeting its investment objectives.

    The Board believes that the proposed change to the Fund's fundamental investment restrictions will enhance investment flexibility and the ability of GSAM to manage the Fund more efficiently as investment conditions change. In addition, by reducing to a minimum those policies which can be changed only with a vote of the stockholder, the Fund will more often be able to avoid the cost and delay of a shareholder meeting when making changes to investment policies that the Board considers desirable. However, the Board does not anticipate that the change will result in a major restructuring of the Fund's investment portfolio.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS GIVE INSTRUCTIONS TO APPROVE THE CHANGE IN THE FUND'S FUNDAMENTAL POLICY REGARDING INVESTMENT IN OTHER INVESTMENT COMPANIES.

                                 PROPOSAL NO. 4
                     APPROVAL OF ENGAGEMENT OF INDEPENDENT
                          AUDITOR FOR FISCAL YEAR 2000

    On February 14, 2000, the Board of Directors of the Fund selected Ernst & Young LLP to act as independent auditor for the Fund for the 2000 fiscal year. Unless instructed to the contrary, Lincoln Life intends to vote the Fund's shares held in the Accounts in favor of the ratification of the engagement of Ernst & Young LLP as independent auditor for the Fund.

    All services performed by Ernst & Young LLP are considered to be audit services and include: examination of annual financial statements; review and consultation connected with filings of annual reports to Contract Owners and with the Securities and Exchange Commission; and consultation about financial accounting and reporting matters. The selection of Ernst & Young LLP as independent auditor for the Fund constituted approval by the Board of Directors of each of the foregoing audit services, and the Board of Directors believes they have no effect on audit independence.

    There will not be an Ernst & Young LLP representative at the meeting.

    Stockholder approval of the selection of Ernst & Young LLP as the Fund's independent auditor was last obtained on April 13, 1998.

    Ernst & Young LLP is also the independent auditor for Lincoln Life. The firm has no direct or indirect financial interest in the fund or in Lincoln Life, nor any connection with the Fund or Lincoln in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS GIVE INSTRUCTIONS TO APPROVE ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR THE 2000 FISCAL YEAR.

                                 OTHER BUSINESS

    To the knowledge of the Board of Directors for the Fund, there is no other business to be brought before the Annual Meeting of the Stockholder of the Fund. However, if other matters do properly come before the meeting, it is the intention of Lincoln Life to vote the Fund's Account C, D, G, K, Q and 53 shares in accordance with the judgment of the Board of Directors on such matters.

                         EXECUTIVE OFFICERS OF THE FUND

                                                               YEAR FIRST HELD
NAME, POSITION(S) WITH FUND, PRINCIPAL OCCUPATION     AGE        POSITION**
-------------------------------------------------   --------   ---------------
*Kelly D. Clevenger                                    48            1994
Chairman, President and Director
    Vice President, The Lincoln National Life
    Insurance Company, Fort Wayne, Indiana (Life
    Insurer-Parent of Registrant)
*Janet C. Chrzan                                       51            1995
Senior Vice President and Treasurer
    SeniorVice President, Chief Financial Officer
    and Director, The Lincoln National Life
    Insurance Company
*Eric C. Jones                                         39            1997
Assistant Vice President and Chief Accounting
    Officer,
    Assistant Vice President, The Lincoln National
    Life Insurance Company
*Cynthia A. Rose                                       46            1995
Secretary
    Assistant Vice President, The Lincoln National
    Life Insurance Company

------------------------

* All of the executive officers of the Fund are "interested persons" of the Fund, as that term is defined by Section 2(a)(19) of the 1940 Act, by reason of their being officers of the Fund.

**  Date of which individuals became officers of the Fund.

    As officers of Lincoln Life or an affiliate, the executive officers receive no additional remuneration for their services rendered to the Fund. The executive officers are elected by the Board of Directors to serve until their respective successors are chosen.

                         INVESTMENT MANAGEMENT SERVICES

    The Fund's Investment Adviser is Lincoln Investment Management, Inc. (LIM), a wholly owned subsidiary of Lincoln National Investments, Inc. The address for LIM is 200 E. Berry Street, Fort Wayne, Indiana 46802 and the address for Lincoln National Investments, Inc. is Centre Square, West Tower, 1500 Market Street, Suite 3900, Philadelphia, Pennsylvania 19102-2112.

    The investment management services are rendered pursuant to an Advisory Agreement.

    In its role as Investment Adviser to the Fund, LIM provides investment management services to the Fund, and continuously provides the Board of Directors of the Fund with investment programs for their approval or rejection. Upon approval of such investment programs by the Board of Directors, LIM executes the programs by placing orders for the purchase or sale of assets of the Fund.

    Continuation of the Advisory Agreement was last approved for the Growth and Income Fund on August 2, 1999, by a vote of the Fund's Board of Directors, including a vote of a majority of Directors who are not parties to the Advisory Agreement, or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement:

        (a) Shall continue in effect from year to year only so long as such continuance is specifically approved at least annually (1) by the Board of Directors, or (2) by the affirmative vote of the majority of the votes which may be cast by all Contract Owners. In addition, the terms of the Agreement and any renewal thereof must be approved by a vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, or cast in person at a meeting called for the purpose of voting on such approval.

        (b) Shall immediately terminate in the event of its assignment. In addition, it may be terminated by the Fund at any time, on not less than sixty (60) days' written notice to Lincoln Life without payment of any penalty, by a vote of the majority of all the Directors, or by Contract Owners casting a majority of the votes which may be cast by all Contract Owners for the Fund.

        (c) May be terminated by LIM at any time, with ninety (90) days' notice to the Fund.

    For the Growth and Income Fund, LIM has executed a sub-advisory agreement between LIM and GSAM. This agreement is subject to approval by Contract Owners at this meeting.

    Under this sub-advisory agreement, the sub-adviser agrees to perform some or substantially all of the investment management services required to be performed by LIM. Under the Agreement, LIM remains primarily responsible for providing a continuous investment program for the Fund, and any costs associated with the sub-adviser's services will be reimbursed by LIM under the terms of the sub-advisory agreement.

                  DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF
                       LINCOLN INVESTMENT MANAGEMENT, INC

DIRECTORS' NAMES                         PRINCIPAL OCCUPATION
----------------                         --------------------
David A. Berry*                    Senior Vice President (LIM)
Steven R. Brody*                   Vice President (LIM)
J. Michael Keefer*                 Vice President, General Counsel
                                   and Assistant Secretary (LIM)
Charles E. Haldeman**              President (LIM)

PRINCIPAL EXECUTIVE OFFICER
---------------------------------
Charles E. Haldeman**              President (LIM)

------------------------

 * The address of each of the above is: 200 East Berry Street, Fort Wayne, Indiana 46802.

** The address for Mr. Haldeman is: 2005 Market Street, 30th Floor, Philadelphia, Pennsylvania 19103.

    Under a contract dated August 15, 1996, Delaware Management Holdings, Inc. (Delaware Management), and Delaware Service Company, Inc. (Delaware Service), located at 2005 Market Street, Philadelphia, Pennsylvania 19203, began performing substantially all of the accounting and financial reporting functions of the Fund. Delaware Management, Delaware Service, the Fund and Lincoln Life are all under the common control of Lincoln National Corporation, the ultimate parent. For fiscal year 1999, fees payable for these services were $1,412,119 for the Fund. These services will continue to be provided after approval of the new sub-advisory agreement for the Fund.

                            CONTRACT OWNER PROPOSALS

    In accordance with applicable laws and the Bylaws of the Fund, the Fund dispensed with the Annual Meeting of the Stockholder for 1999.

    Under authority granted the Directors by the Bylaws of the Fund, and pursuant to applicable law, Special Meetings are called as required.

    Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the Annual Meeting is not held may require that a Special Meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. More detailed information on these procedures may be obtained from Fund Management.

THE LINCOLN NATIONAL LIFE
INSURANCE COMPANY

------------------------------------------------------------------
Kelly D. Clevenger
VICE PRESIDENT

                                                                       EXHIBIT A

                             SUB-ADVISORY AGREEMENT

    Sub-Advisory Agreement executed as of July 1, 2000, between LINCOLN INVESTMENT MANAGEMENT, INC., an Illinois corporation (the "Adviser"), and GOLDMAN SACHS ASSET MANAGEMENT, a division of GOLDMAN, SACHS & CO., a New York limited partnership (the "Sub-Adviser").

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

    (a)(i) Subject always to the supervision, direction and control of the Adviser and Directors ("Directors") of Lincoln National Growth and Income
Fund, Inc. (the "Fund"), a Maryland corporation, which is an eligible investment fund for certain variable annuity and variable life insurance contracts issued by The Lincoln National Life Insurance Company (the "Variable Contracts"), the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times comply with all applicable laws and regulations; provided, however, that with respect to state insurance laws and regulations, Sub-Adviser shall only be responsible for complying with the requirements of those insurance laws and regulations that Adviser brings to the attention of Sub-Adviser by Adviser as provided below. The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents and Bylaws of the Fund and the investment objectives, policies and restrictions of the Fund as set out in the current prospectus and statement of additional information of the Fund (as the same may be amended or supplemented from time to time), and will use its best efforts to safeguard and promote the welfare of the Fund, and will comply with other policies provided in writing to Sub-Adviser which the Directors or the Adviser, as the case may be, may from time to time determine; provided that with respect to policies governing transactions involving "affiliated persons," as defined by the Investment Company Act of 1940 ("Act") (such as those that may be adopted pursuant to Rules 17a-7, 17e-1, and 10f-3 under the Act), the Fund or the Adviser will identify all affiliated persons of the Adviser and the Fund, other than affiliated persons of the Sub-Adviser, to whom the policies apply, taking into account all exemptive orders and no-action relief applicable to the Fund.

The Adviser agrees to inform the Sub-Adviser of any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments the Fund may otherwise make, and to inform the Sub-Adviser promptly of any changes in such restrictions. As a particular service to be rendered by Sub-Adviser, but not by way of limitation, Sub-Adviser shall, unless otherwise directed in writing by the Adviser or the Directors, vote proxies relating to the Fund's portfolio securities and exercise such other rights or privileges afforded by or relating to the portfolio securities of the Fund, in a manner consistent with the Fund's investment objectives, policies and restrictions.

    (a)(ii) Consistent with its responsibilities set out in
Section 1(a)(i) above, the Sub-Adviser shall manage the Fund's assets so that the Fund shall comply with Section 817(h) of the Code and Treasury Regulation
Section 1.817-5, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications or successor provisions to such Sections or Regulations. In determining whether it has managed the Fund's assets in compliance with the foregoing by the last day of each calendar quarter, or within the 30 day cure period immediately following the end of the calendar quarter ("Cure Period"), or such other period required by the Code and the regulations thereunder in the future, Sub-Adviser shall be entitled to rely on the following information that Adviser shall supply within the three
(3) business days after the end of each calendar quarter (or other period required by the Code and the regulations thereunder in the future):

    (1) a trial balance from the Fund's books and records as of the calendar quarter end (or other period required by the Code and the regulations thereunder in the future);

    (2) a detailed holdings report, with the fair market value of each investment as held on the Fund's books and records as of the calendar quarter end (or other period required by the Code and the regulations thereunder in the future); and

    (3) a schedule of open futures, forwards, options, and any other notional principal contracts showing the notional value and fair market value as held on the Fund's books and records as of the calendar quarter end (or other period required by the Code and the regulations thereunder in the future), it being understood and agreed to by the parties hereto that: (a) the Sub-Adviser may rely on the foregoing information solely for the purpose of determining the need to cure, and curing, within the Cure Period any failure by Sub-Adviser to manage the Fund's assets in compliance with such diversification requirements; (b) the Sub-Adviser may not rely on the foregoing information if it knows or should know that the information provided by the Adviser is or may be materially incorrect for any reason and Sub-Adviser fails to inform the Adviser immediately of the same in writing during the Cure Period; and (c) as a condition to relying on the foregoing information, the Sub-Adviser shall, within fifteen (15) business days after receipt of such information, notify Adviser in writing sent by facsimile, either that the Fund is in compliance with such diversification requirements using the information supplied by Adviser or, if the Fund is not in compliance with such diversification requirements, that it shall take all necessary steps, specifying the same, to cure such noncompliance within the Cure Period.

    (b) The Sub-Adviser, at its expense, will furnish all necessary personnel and facilities required for it to execute its duties under this Agreement, including, without limitation, personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services).

    (c) In the selection of brokers, dealers or futures commission merchants (which may include Sub-Adviser or its affiliates) and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable execution available, the Sub-Adviser shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions. To the extent consistent with applicable law and subject to such policies as the Directors or the Adviser may determine (which policies shall be provided to the Sub-Adviser in writing), the Sub-Adviser may pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

    It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interest of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws and rules, the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be fair and equitable and consistent with its obligations to the Fund and to such other clients. The Sub-Adviser shall not, however, be required to aggregate securities orders.

    (d) Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

    (e) The Adviser agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of financial statements, charter documents and such other information with regard to the affairs of the Fund as the Sub-Adviser may reasonably request. The Sub-Adviser agrees to provide to the Adviser and the Fund such periodic and special reports and other information regarding its activities under this Agreement as the Adviser or the Fund may reasonably request. In addition,the Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser or the Fund regarding the investment affairs of the Fund.

2.  OTHER AGREEMENTS, ETC.

    It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser; and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund or the Variable Contracts, or any other investment vehicle for which the Fund is an eligible investment fund.

3.  COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

    The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a monthly fee, computed and paid at the annual rate of
 .15 of 1% of the average daily net assets of the Fund for the first three
(3) months of the Agreement, and .1333 of 1% of the average daily net assets of the Fund thereafter.

    Such fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its investment advisory contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within ten (10) business days after the end of such month.

    If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

    This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason; and, except as permitted by law, this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors who are not parties to the Agreement or interested persons of the Fund or of the Adviser or of the Sub-Adviser.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

    This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

        (a) The Fund may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser; or

        (b) Unless either (i) the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund or (ii) the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of the Fund or of the Adviser or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Act and the rules and regulations thereunder; or

        (c) The Adviser may at any time terminate this Agreement by not less than ninety days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than ninety days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

    Action by the Fund under Section 5(a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

    Termination of this Agreement pursuant to this Section 5(a) shall be without the payment of any penalty.

6.  CERTAIN INFORMATION.

    The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or (c) any portfolio manager of the Fund shall have changed.

7.  CERTAIN DEFINITIONS.

    For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the rules and regulations thereunder.

8.  NONLIABILITY OF SUB-ADVISER.

    (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

    (b) Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Section 1(a) of this Agreement, shall constitute gross negligence per se under sub-paragraph 8(a) above and 9(a) below, except to the extent that such failure was due either:

        (i) to the Sub-Adviser's reasonable reliance, in accordance with
    Section 1(a)(ii) hereof, on the information that Adviser provides pursuant to that Section, which information is subsequently determined in an administrative or judicial forum to be erroneous and to have materially contributed to the Fund's failure to meet the diversification requirements, or

        (ii) TO THE UNTIMELY DELIVERY BY THE ADVISER OF THE INFORMATION REQUIRED BY SECTION 1(a)(ii) HEREOF AND PROVIDED THAT SUCH UNTIMELY DELIVERY MATERIALLY CONTRIBUTED TO THE FUND'S FAILURE TO MEET THE DIVERSIFICATION REQUIREMENTS.

9.  INDEMNIFICATION.

    (a) Sub-Adviser agrees to indemnify, defend and hold harmless the Adviser and the Fund and their respective affiliated persons from and against any and all claims, demands, actions, losses, damages, liabilities, costs, charges, counsel fees and expenses of any nature (including amounts paid in settlement with the written consent of the Sub-Adviser, which consent shall not be unreasonably withheld) (collectively, "Losses") arising out of the Sub-Adviser's gross negligence, willful misfeasance, or bad faith or reckless disregard of its duties and obligations hereunder, except that the Adviser and the Fund and their respective affiliated persons shall not be entitled to indemnification from the Sub-Adviser to the extent that the Adviser's gross negligence, willful misconduct, bad faith or reckless disregard of its duties and obligations hereunder materially contributed to the Losses.

    In addition, Sub-Adviser agrees to indemnify the Adviser and the Fund and their respective affiliated persons (collectively, "Indemnified Parties") for, and hold them harmless against all Losses to which the Indemnified Parties or any of them may become subject under any statute, at common law or otherwise, insofar as such Losses (or actions in respect thereof) arise as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730, 51 F.R. 32633), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, in accordance with Section 1(a)(ii) hereof, provided that the Sub-Adviser shall have been given prompt written notice concerning any matter for which indemnification is otherwise afforded hereunder.

    (b) Adviser agrees to indemnify, defend and hold harmless Sub-Adviser and its affiliated persons from and again any and all Losses arising out of the Adviser's gross negligence, willful misfeasance, or bad faith or reckless disregard of its duties and obligations hereunder, except that the Sub-Adviser and its affiliated persons shall not be entitled to indemnification from the Adviser to the extent that the Sub-Adviser's gross negligence, willful misconduct, bad faith or reckless disregard of its duties and obligations hereunder materially contributed to the Losses.

10.  RECORDS; RIGHT TO AUDIT.

    The Sub-Adviser agrees to maintain in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, all records relating to the Fund's investments made by Sub-Adviser that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act of 1940 which are prepared or maintained by Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or the Adviser on request.

    The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby will be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

11.  MARKETING MATERIALS.

    The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named or in which the Sub-Adviser's logo is included. No such material shall be used except with the prior written consent of the Sub-Adviser or its delegate (which consent shall not be unreasonably withheld); provided, however, that the names "Goldman Sachs," "Goldman, Sachs & Co." and/or "Goldman Sachs Asset Management" may be used in any piece of advertising, supplemental sales literature or other promotional material without such prior written authorization if no other information about Sub-Adviser is included in the same piece of advertising, supplemental sales literature or other promotional material. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

    The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named. No such material shall be used except with the prior written consent of the Fund or its delegate (which consent shall not be unreasonably withheld). The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

12.  CONFIDENTIALITY.

    All information and advice furnished by either party to the other in connection with this Agreement shall be treated as confidential and shall not, without the prior written consent of the other party, be disclosed to third parties except as permitted by Section 11 of this Agreement, or as required by law, regulation or other legal process, or in furtherance of this Agreement.

13.  GOVERNING LAW.

    This Agreement shall be governed by, and construed in accordance with, the laws of State of Delaware without regard to the principles of conflicts of law contained therein; provided, however, that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

14.  NATURE OF RELATIONSHIP.

    This Agreement does not and shall not be deemed to constitute a partnership or joint venture between the parties, and neither party nor any of its directors, officers, employees or agents shall, by virtue of the performance of their obligations under this Agreement, be deemed to be an employee of the other.

15.  SEVERABILITY.

    If any provision hereof is, or at any time should become, inconsistent with any present or future law, rule or regulation of any exchange of any governmental or regulatory body with relevant jurisdiction, such provision shall be deemed modified to conform to such law, rule or regulation, but in all other respects this Agreement shall continue and remain in full force and effect.

16.  NON-WAIVER.

    A waiver by any party of any of the terms and conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of any such term or condition for the future, nor a waiver of any subsequent breach thereof, nor shall it be deemed a waiver of performance of any other obligation hereunder. No waiver of any provision of this Agreement shall be valid unless agreed to in writing by the party or parties against whom such waiver is sought to be enforced.

    IN WITNESS WHEREOF, the parties have caused this instrument to be signed in duplicate on their behalf by their duly authorized representatives, all as of the day and year first above written.

                                 LINCOLN INVESTMENT
                                 MANAGEMENT, INC.

                                 /s/ Philip C. Byrde
              ------------------------------------------------------------------
                                 Name: Philip C. Byrde
                                 Title: Senior Vice President

                                 GOLDMAN SACHS ASSET
                                 MANAGEMENT, a division of
                                 GOLDMAN, SACHS & CO.

                                 /s/ David B. Ford
              ------------------------------------------------------------------
                                 Name: David B. Ford
                                 Title: Managing Director

Accepted and agreed to as of the day and year first above written:

LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.

/s/ Kelly D. Clevenger
------------------------------------------------------------------
Name: Kelly D. Clevenger
Title: President

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholder of Lincoln National Growth and Income Fund, Inc., to be held on October 27, 2000 or any adjournment thereof.

            BY SUBMITTING THIS ELECTRONIC VOTE, I ACKNOWLEDGE RECEIPT
                       OF THE NOTICE OF THE ANNUAL MEETING
               OF THE STOCKHOLDER AND ACCOMPANYING PROXY STATEMENT
                               DATED [INSERT DATE]

Upon proper submittal of this form, the votes indicated below will be cast in the manner directed herein by the Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not submitted, or is submitted not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contract Owners participating in the Fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK AND SUBMIT THIS PROXY INSTRUCTION CARD BY [INSERT DATE]. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.

                                                     FOR       WITHHOLD    FOR ALL
                                                     ALL         ALL        EXCEPT
                                                                       (As marked below)
1.   Election of Directors:
           John B. Borsch, Kelly D. Clevenger,
           Nancy L. Frisby, Barbara S. Kowalczyk,
           Kenneth G. Stella

To withhold authority to vote for any individual nominee, type that nominee's name on the line below.

                                                     FOR       AGAINST     ABSTAIN
1.   To approve a sub-advisory agreement with
     Goldman Sachs Asset Management ("GSAM"), a
     division of Goldman Sachs & Company,
     under the terms described in the Proxy
     Statement, pursuant to which GS & Co.
     has replaced Vantage Global
     Advisors, Inc. as sub-advisor
     to the Fund.

3.   To approve a change in the fundamental
     investment policies of the Fund.

4. To approve the engagement of Ernst & Young LLP as independent auditors for the Fund as explained in the proxy statement.

5.   To transact such other business as may
     properly come before the meeting



                                                                              E

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's flexible premium variable life insurance policy which I own, at the Annual Meeting of the Stockholder of Lincoln
National Growth and Income Fund, Inc., to be held on October 27, 2000, or any adjournment thereof.


                            VOTE VIA THE INTERNET:  [INSERT WEBSITE]
                            VOTE BY TELEPHONE:  [INSERT PHONE NUMBER]
                            CONTROL NUMBER:  [INSERT NUMBER]


                       I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated [insert date].



                       ____________________________________________
                       Signature



                       ____________________________________________
                       Signature (if held jointly)



                                                             , 2000
                       ____________________________________________
                       Date


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE



                                                                            VUL

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY [INSERT DATE], USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: / / If you have any questions, please contact Lincoln Life toll free at 1-800-4LINCOLN at 1-800-454-6265.

                                                   FOR  WITHHOLD     FOR ALL
                                                   ALL    ALL        EXCEPT
                                                               (As marked below)

1.  Election of Directors:
         John B. Borsch, Kelly D. Clevenger,       / /    / /           / /
         Nancy L. Frisby, Barbara S. Kowalczyk,
         Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

         _____________________________________________________________

                                                   FOR   AGAINST   ABSTAIN

2.  To approve a sub-advisory agreement with       / /     / /       / /
    Goldman Sachs Asset Management ("GSAM"), a division of Goldman Sachs & Company, under the terms described in the Proxy
    Statement, pursuant to which GS & Co.
    has replaced Vantage Global Advisors, Inc.
    as sub-advisor to the Fund.

3.  To approve a change in the fundamental         / /    / /         / /
    investment policies of the Fund.

4.  To approve the engagement of Ernst &
    Young LLP as independent auditors for         / /    / /         / /
    the Fund as explained in the proxy
    statement.

5.  To transact such other business as may        / /    / /         / /
    properly come before the meeting.

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholder of Lincoln National Growth and Income Fund, Inc., to be held on October 27, 2000 or any adjournment thereof.


                            VOTE VIA THE INTERNET:  [INSERT WEBSITE]
                            VOTE BY TELEPHONE:  [INSERT PHONE NUMBER]
                            CONTROL NUMBER:  [INSERT NUMBER]

                       I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated [insert date].



                       ____________________________________________
                       Signature



                       ____________________________________________
                       Signature (if held jointly)



                                                             , 2000
                       ____________________________________________
                       Date


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE


                                                                            VAA

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY [INSERT DATE], USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: / / If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                   FOR  WITHHOLD     FOR ALL
                                                   ALL    ALL        EXCEPT
                                                               (As marked below)

1.  Election of Directors:
         John B. Borsch, Kelly D. Clevenger,       / /    / /           / /
         Nancy L. Frisby, Barbara S. Kowalczyk,
         Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

         _____________________________________________________________

                                                   FOR   AGAINST   ABSTAIN

2.  To approve a sub-advisory agreement             / /    / /         / /
    with Goldman Sachs Asset Management ("GSAM"), a division of Goldman Sachs & Company, under the terms described in the Proxy
    Statement, pursuant to which GS & Co. has replaced Vantage Global Advisors, Inc. as sub-advisor to the Fund.

3.  To approve a change in the fundamental          / /    / /         / /
    investment policies of the Fund.

4.  To approve the engagement of Ernst              / /    / /         / /
    & Young LLP as independent auditors for the Fund as explained in the proxy statement.

5.  To transact such other business as may         / /    / /         / /
    properly come before the meeting.

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholder of Lincoln National Growth and Income Fund, Inc., to be held on October 27, 2000 or any adjournment thereof.

                            VOTE VIA THE INTERNET:  [INSERT WEBSITE]
                            VOTE BY TELEPHONE:  [INSERT PHONE NUMBER]
                            CONTROL NUMBER:  [INSERT NUMBER]


                       I acknowledge receipt of the Notice of the Annual Meeting of the Stockholder and accompanying Proxy Statement dated [insert date].



                       ____________________________________________
                       Signature



                       ____________________________________________
                       Signature (if held jointly)



                                                             , 2000
                       ____________________________________________
                       Date


                                                                            Q&53

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY [INSERT DATE], USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: / / If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.

                                                   FOR  WITHHOLD     FOR ALL
                                                   ALL    ALL        EXCEPT
                                                               (As marked below)

1.  Election of Directors:
         John B. Borsch, Kelly D. Clevenger,       / /    / /           / /
         Nancy L. Frisby, Barbara S. Kowalczyk,
         Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

         _____________________________________________________________

                                                   FOR   AGAINST    ABSTAIN

2.  To approve  a sub-advisory agreement            / /    / /         / /
    with Goldman Sachs Asset Management ("GSAM"), a division of Goldman Sachs & Company, under the terms described in the Proxy
    Statement, pursuant to which GSAM has
    replaced Vantage Global Advisors, Inc. as sub-advisor to the Fund.

3.  To approve a change in the fundamental          / /    / /         / /
    investment policies of the Fund.

4.  To approve the engagement of Ernst              / /    / /         / /
    & Young  LLP as independent auditors
    for the Fund as explained in the proxy
    statement.

5.  To transact such other business as may          / /    / /         / /
    properly come before the meeting.


                                                                            Q&53